EXHIBIT 99.1


               Computational Materials dated September 15, 2004


                    CHL Mortgage Pass-Through Trust 2004-23



                            Computational Materials


                          [COMPANY LOGO] Countrywide


                         $1,100,000,000 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller


                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

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
     [COMPANY LOGO] Countrywide                                      Computational Materials for
     --------------------------                          CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide
Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage
Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      2
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     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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
Preliminary Term Sheet                                                                         Date Prepared: September 15, 2004

                                                CHL Mortgage Pass-Through Trust 2004-23
                                    $1,100,000,000 (Approximate, Subject to +/- 10% Variance)
                                                      Offered Certificates
================================================================================================================================
                    Principal                                              Interest
                    Amount ($)        WAL to Call/          Payment           Rate         Collateral
     Class         (Approx.) (1)     Mat(Yrs)(2)(3)         Window(2)         Type            Type             Tranche Type
     -----         -------------     --------------         ---------         ----            ----             ------------
      1-A          $400,000,000       3.68 / 4.03         1-115 / 1-360      WAC (4)         LIBOR         Senior/Pass-Through
     2-A-1         $400,000,000       3.70 / 4.05         1-115 / 1-360      WAC (4)          MTA          Senior/Pass-Through
     2-A-2         $150,000,000       3.70 / 4.05         1-115 / 1-360      WAC (5)          MTA          Senior/Pass-Through
     2-A-3         $150,000,000       3.70 / 4.05         1-115 / 1-360      WAC (6)          MTA          Senior/Pass-Through
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
   2-A-2-IO                           Not Offered                           Fixed (7)         MTA                Senior/IO
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
   2-A-3-IO                           Not Offered                           Fixed (7)         MTA                Senior/IO
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      A-R                             Not Offered                           Floating         Mixed            Senior/Residual
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
       X                              Not Offered                           Floating         Mixed              Senior/IO/PO
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
       M                              Not Offered                           Floating         Mixed               Mezzanine
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      B-1                             Not Offered                           Floating         Mixed              Subordinate
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      B-2                             Not Offered                           Floating         Mixed              Subordinate
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      B-3                              Privately                            Floating         Mixed              Subordinate
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      B-4                               Placed                              Floating         Mixed              Subordinate
---------------- ---------------- ---------------------- ---------------- ------------- --------------- ------------------------
      B-5                             Certificates                          Floating         Mixed              Subordinate
================================================================================================================================
    Total:        $1,100,000,000


==================================
                    Expected
                    Ratings
     Class         S&P/Moody's
     -----         -----------
      1-A              AAA/Aaa
     2-A-1             AAA/Aaa
     2-A-2             AAA/Aaa
     2-A-3             AAA/Aaa
---------------- -------------------
   2-A-2-IO            AAA/Aaa
---------------- -------------------
   2-A-3-IO            AAA/Aaa
---------------- -------------------
      A-R              AAA/Aaa
---------------- -------------------
       X               AAA/Aaa
---------------- -------------------
       M                AA/Aa2
---------------- -------------------
      B-1                A/A2
---------------- -------------------
      B-2              BBB/Baa2
---------------- -------------------
      B-3               BB/Ba2
---------------- -------------------
      B-4                B/NR
---------------- -------------------
      B-5                NR/NR
====================================
    Total:

(1) The Class 1-A Certificates and Class A-R Certificates are generally backed by cash flows from the Group I Mortgage Loans. The Class 2-A-1,
     Class 2-A-2, Class 2-A-3, Class 2-A-2-IO and Class 2-A-3-IO Certificates are generally backed by cash flows from the Group II Mortgage Loans. The
     Class X, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class
     B-5 Certificates are generally backed by cash flows from all of the Mortgage Loans. The principal balance of each Class of Certificates is subject to a 10% variance and is subject to final collateral and rating agency approval.
(2)  WAL and payment window for the Class 1-A, Class 2-A-1, Class 2-A-2 and
     Class 2-A-3 are shown to the Optional Call Date (as described herein) and maturity at a pricing speed of 20% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4)  For each Distribution Date, the interest rate for the Class 1-A and Class
     2-A-1 Certificates will be equal to the Net WAC of the Group I Mortgage
     Loans and the Group II Mortgage Loans, respectively.
(5)  For each Distribution Date, the interest rate for the Class 2-A-2
     Certificates will be equal to the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-2-IO.
(6)  For each Distribution Date, the interest rate for the Class 2-A-3
     Certificates will be equal to the Net WAC of the Group II Mortgage Loans less the Certificate Interest Rate for the Class 2-A-3-IO.
(7)  The Certificate Interest Rate for the Class 2-A-2-IO and Class 2-A-3-IO
     Certificates will be equal to 0.560% per annum and 0.840% per annum, respectively.


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                      3

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
     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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

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
Depositor:                     CWMBS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager) and Greenwich Capital Markets, Inc. ("RBS
                               Greenwich Capital") (Co-Manager).

Trustee:                       The Bank of New York.

Rating Agencies:               Moody's and Standard & Poor's are expected to provide ratings on the Class A-R, Class 1-A, Class
                               2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-2-IO, Class 2-A-3-IO, Class X, Class M, Class B-1, Class
                               B-2 and Class B-3 Certificates. Standard & Poor's is also expected to provide ratings on the Class
                               B-4 Certificates. The Class B-5 Certificates will not be rated.

Cut-off Date:                  September 1, 2004.

Closing Date:                  On or about September [29], 2004.

Pricing Date:                  On or about September [15], 2004.

Settlement Date:               On or about September [29], 2004.

Distribution Date:             The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

Certificates:                  The "Senior Certificates" will consist of the Class 1-A Certificates, the Class 2-A-1,
                               Class 2-A-2 and Class 2-A-3 Certificates (the "Class 2-A Certificates") and the Class
                               2-A-2-IO and Class 2-A-3-IO Certificates (the "Class 2-A Interest-Only Certificates" and
                               collectively with the Class 1-A and Class 2-A Certificates, the "Class A Certificates"),
                               the Class X Certificates and the Class A-R Certificate. The Class M, Class B-1 and Class
                               B-2 Certificates will be referred to herein as the "Senior Subordinate Certificates" and the Class B-3, Class B-4 and Class B-5 Certificates will be referred to herein as the
                               "Junior Subordinate Certifcates," together with the Senior Subordinate Certificates, the
                               "Subordinate Certificates." The Senior Certificates and the Subordinate Certificates are
                               collectively referred to herein as the "Certificates." Only the Senior Certificates and
                               the Senior Subordinate Certificates (the "Offered Certificates") are being offered publicly pursuant to the prospectus supplement.

                               Generally, each Group of Class A Certificates will receive principal and interest from the related Loan Group. The Class X Certificates and the Subordinate Certificates may
                               receive principal and interest from both Loan Groups.

Accrued Interest:              The Class 1-A and Class 2-A Certificates will settle with accrued interest. The price to be paid by investors for the Class 1-A and Class 2-A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([28] days).


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                       4
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
     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Interest Accrual Period:       The interest accrual period with respect to the Class A Certificates for a given
                               Distribution Date will be the calendar month preceding the month in which such
                               Distribution Date occurs (on a 30/360 basis).

Registration:                  The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax Treatment:         It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:             The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered
                               Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:               The Senior Certificates and the Class M Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:          The terms of the transaction allow the Master Servicer to purchase all remaining assets of the trust fund, which may be exercised once the aggregate principal balance of the
                               Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the
                               Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the
                               Certificates (the "Optional Call Date").

Pricing Prepayment
Speed:                         The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:                As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $1,175,213,675, of which: (i) approximately $427,350,427 will consist of non-conforming balance mortgage loans (the "Group I Mortgage Loans") which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon One-Month LIBOR ("One-Month LIBOR"), and (ii)
                               approximately $747,863,248 will consist of non-conforming balance mortgage loans (the
                               "Group II Mortgage Loans") which accrue interest at a mortgage rate which adjusts monthly
                               (after the initial fixed rate period, if applicable) based upon the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                               For all of the Mortgage Loans, the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and
                               (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                               Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The
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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                           5
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
     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------
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
                               amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage
                               Loan.

Credit Enhancement:            Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                               Credit enhancement for the Senior Certificates will consist of the subordination of the
                               Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially expected to be approximately [6.00 - 7.00]% of the aggregate principal balance of the
                               Mortgage Loans as of the Cut-off Date.

Shifting Interest:             Until the first Distribution Date occurring after September 2014, the Subordinate
                               Certificates will be locked out from receipt of Net Prepayments (unless the Class A
                               Certificates and the PO components of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of Net Prepayments.

                               The prepayment percentages on the Subordinate Certificates are as follows:

                               Periods:                             Unscheduled Principal Payments (%)
                               --------                             ----------------------------------
                               October 2004 - September 2014        0% Pro Rata Share
                               October 2014 - September 2015        30% Pro Rata Share
                               October 2015 - September 2016        40% Pro Rata Share
                               October 2016 - September 2017        60% Pro Rata Share
                               October 2017 - September 2018        80% Pro Rata Share
                               October 2018 and after               100% Pro Rata Share

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate
                               Certificates doubles (from the initial credit enhancement), the Subordinate Certificates will be paid their pro rata share of Net Prepayments, subject to the performance triggers described in the prospectus supplement. However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) on or prior to the Distribution Date in September
                               2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of Net Prepayments or (ii) after the Distribution Date in September 2007, the Subordinate
                               Certificates will be entitled to 100% of their pro rata share of Net Prepayments.

                               In the event the current senior percentage (aggregate principal balance of the Class A
                               (other than the Class 2-A Interest-Only Certificates) and the principal only components of the Class X Certificates, divided by the aggregate principal balance of the
                               Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates (other than the Class 2-A Interest-Only Certificates)
                               as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A (other than the Class 2-A Interest-Only Certificates)
                               and the principal only components of the Class X Certificates will receive 100% of the
                               Net Prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:             The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the trustee fee rate, the master servicing fee rate and the lender paid mortgage insurance fee, if applicable.




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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                           6
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     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
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Net WAC Cap:                   The "Net WAC Cap" for the Subordinate Certificates equals the weighted average of the Net
                               Mortgage Rates of the Mortgage Loans, weighted on the basis of the related Group
                               Subordinate Amounts, multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the
                               Subordinate Certificates.

                               The "Group Subordinate Amount" for either of the Group I or Group II Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the
                               Mortgage Loans in such Group on the first day of the month preceding such Distribution
                               Date, over (ii) the sum of (a) the aggregate principal balance of the Class A
                               Certificates related to such Group immediately prior to such Distribution Date, and (b)
                               the aggregate principal balance of the principal only components of the Class X
                               Certificates related to such Group immediately prior to such Distribution Date.

Net Deferred Interest:         The "Net Deferred Interest" for a loan group and Distribution Date is the greater of (a)
                               the excess of Deferred Interest on the related mortgage loans for the related due period over all partial and full principal prepayments on the Mortgage Loans in that loan group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that loan group during the calendar month prior to such
                               Distribution Date and (b) zero.

                               For any Distribution Date, Net Deferred Interest will be added to the class principal balance of the Certificates (other than the Class X Certificates) in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. Any remaining Net
                               Deferred Interest will be added to the related PO components of the Class X Certificates.

Net Prepayments:               For any Distribution Date, the excess, if any, of (i) partial and full principal prepayments and subsequent recoveries, over (ii) Deferred Interest.

Adjusted Cap Rate:             The "Adjusted Cap Rate" for the Class 1-A Certificates and for any Distribution Date
                               equals the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans
                               reduced by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii)
                               the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date.

                               The "Adjusted Cap Rate" for the Class 2-A Certificates and for any Distribution Date
                               equals the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans
                               reduced by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii)
                               the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

                               The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date
                               equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group I Mortgage
                               Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of



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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN
COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS
AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY
REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN.
THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                           7
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     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------
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                               which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date, and the (B) weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage
                               Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by
                               (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

Allocation of
Realized Losses:               Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A (other than the Class 2-A Interest-Only Certificates) and the PO Component of the Class X Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero.

                               Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the
                               Class 2-A Interest-Only Certificates and the IO Component of the Class X Certificates) on
                               a pro rata basis.

Certificates Priority of
Distributions:                 Available funds from the Mortgage Loans will be distributed in the following order of priority:

                               1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest
                                   Rate, from the related Mortgage Loans;

                               2)  Class A-R Certificate, principal, until its balance is reduced to zero;

                               3)  Class A Certificates, concurrently, principal allocable to such Class, generally from the related mortgage loan group:

                                   i.   Sequentially, to the Class 1-A Certificates and PO Component of the Class X
                                        Certificates related to loan group 1, principal from the related loan group allocable to such class and component until its respective certificate principal balance and component balance (if any) is reduced to zero;

                                   ii.  Sequentially, (a) to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates,
                                        pro rata, and (b) the PO Component of the Class X Certificates related to loan group 2, principal from the related loan group allocable to such class and component until its respective certificate principal balance and component balance (if any) is reduced to zero;

                               4)  From all mortgage loan groups, to the Class M, Class B-1 and Class B-2 Certificates,
                                   in sequential order, accrued and unpaid interest at the related Certificate Interest
                                   Rate and their respective share of principal allocable to such Classes;

                               5)  From all mortgage loan groups, to the Class B-3, Class B-4 and Class B-5
                                   Certificates, in sequential order, accrued and unpaid interest at the related
                                   Certificate Interest Rate and their respective share of principal allocable to such
                                   Classes;

                               6)  Class A-R Certificate, any remaining amount.

                               The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of
                               Certificates on such Distribution Date.





------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                         Yield Tables (%)





          Class 1-A to Optional Call
          -----------------------------------------------------------------------------------
               103-12
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.41       3.22       2.75       2.20       1.55
          ===================================================================================
           WAL (yr)                      10.85      6.93       3.68       2.36       1.66
           MDUR (yr)                     8.28       5.76       3.34       2.23       1.61
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Jul-28     Dec-21     Apr-14     Dec-10     Mar-09
          -----------------------------------------------------------------------------------


          Class 1-A to Maturity
          -----------------------------------------------------------------------------------
               103-12
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.42       3.24       2.82       2.32       1.73
          ===================================================================================
           WAL (yr)                      11.12      7.35       4.03       2.59       1.82
           MDUR (yr)                     8.39       5.98       3.59       2.43       1.75
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Sep-34     Sep-34     Sep-34     Sep-34     Sep-34
          -----------------------------------------------------------------------------------


          Class 2-A-1 to Optional
          Call
          -----------------------------------------------------------------------------------
               103-00
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.57       3.39       2.98       2.48       1.90
          ===================================================================================
           WAL (yr)                      10.94      6.97       3.70       2.36       1.66
           MDUR (yr)                     8.25       5.74       3.33       2.22       1.60
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Jul-28     Dec-21     Apr-14     Dec-10     Mar-09
          -----------------------------------------------------------------------------------


          Class 2-A-1 to Maturity
          -----------------------------------------------------------------------------------
               103-00
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.58       3.41       3.04       2.59       2.06
          ===================================================================================
           WAL (yr)                      11.21      7.40       4.05       2.60       1.82
           MDUR (yr)                     8.36       5.95       3.58       2.42       1.75
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Sep-34     Sep-34     Sep-34     Sep-34     Sep-34
          -----------------------------------------------------------------------------------







------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                Yield Tables (%)



          Class 2-A-2 to Optional
          Call
          -----------------------------------------------------------------------------------
               102-00
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.14       3.01       2.72       2.38       1.98
          ===================================================================================
           WAL (yr)                      10.94      6.97       3.70       2.36       1.66
           MDUR (yr)                     8.53       5.86       3.37       2.23       1.60
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Jul-28     Dec-21     Apr-14     Dec-10     Mar-09
          -----------------------------------------------------------------------------------


          Class 2-A-2 to Maturity
          -----------------------------------------------------------------------------------
               102-00
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    3.14       3.03       2.77       2.46       2.09
          ===================================================================================
           WAL (yr)                      11.21      7.40       4.05       2.60       1.82
           MDUR (yr)                     8.65       6.10       3.61       2.42       1.74
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Sep-34     Sep-34     Sep-34     Sep-34     Sep-34
          -----------------------------------------------------------------------------------


          Class 2-A-3 to Optional
          Call
          -----------------------------------------------------------------------------------
               101-16
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    2.92       2.82       2.60       2.33       2.02
          ===================================================================================
           WAL (yr)                      10.94      6.97       3.70       2.36       1.66
           MDUR (yr)                     8.68       5.93       3.38       2.24       1.60
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Jul-28     Dec-21     Apr-14     Dec-10     Mar-09
          -----------------------------------------------------------------------------------


          Class 2-A-3 to Maturity
          -----------------------------------------------------------------------------------
               101-16
          -----------------------------------------------------------------------------------
          Prepay Speed                  5% CPR    10% CPR    20% CPR    30% CPR    40% CPR

          ===================================================================================
            Yield (%)                    2.92       2.83       2.63       2.39       2.10
          ===================================================================================
           WAL (yr)                      11.21      7.40       4.05       2.60       1.82
           MDUR (yr)                     8.81       6.17       3.63       2.43       1.74
           First Prin Pay               Oct-04     Oct-04     Oct-04     Oct-04     Oct-04
           Last Prin Pay                Sep-34     Sep-34     Sep-34     Sep-34     Sep-34
          -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [LOGO OMITTTED] Countrywide(R)                                                                   Computational Materials for
     -----------------------------                                                        CHL Mortgage Pass-Through Trust 2004-23
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------





                         [Collateral Tables to Follow]



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.